Exhibit 10.1

AMENDMENT NO. 1 TO FIFTH AMENDED AND RESTATED CREDIT AGREEMENT

AMENDMENT NO. 1 TO FIFTH AMENDED AND RESTATED CREDIT AGREEMENT (this “Agreement”), dated as of May 23, 2017, relating to the Fifth Amended and Restated Credit Agreement, dated as of May 11, 2017 (as amended, supplemented or otherwise modified prior to the date hereof, the “Existing Credit Agreement”), among RHP HOTEL PROPERTIES, LP, a Delaware limited partnership, (together with any permitted successors and assigns, the “Borrower”), RYMAN HOSPITALITY PROPERTIES, INC. (the “Parent”), the GUARANTORS from time to time party thereto, the PLEDGORS from time to time party to the Pledge Agreement (as defined in the Existing Credit Agreement) (the “Pledgors”), the CLOSING DATE TERM LOAN LENDERS from time to time party thereto, the REVOLVING CREDIT LENDERS from time to time party thereto, and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent (the “Administrative Agent”). This Agreement, from and after the Amendment No. 1 Effective Date (as herein defined), is the “Closing Date Term Loan Amendment” contemplated by the Existing Credit Agreement and is a “Loan Document” thereunder.

RECITALS

WHEREAS, the Borrower has requested that (i) the Closing Date Term Loan Facility be increased from $0 to $200,000,000 in accordance with Section 5.03 of the Existing Credit Agreement, (ii) the maturity dates for the Revolving Credit Facility be extended, (iii) the Applicable Margin for the increased Closing Date Term Loan Facility be set forth, (iv) the Applicable Margin with respect to the Revolving Credit Facility be reduced, and (v) certain provisions of the Existing Credit Agreement related thereto be amended;

WHEREAS, pursuant to Section 11.01 of the Existing Credit Agreement, the Parent, the Borrower, the Loan Parties, all of the Closing Date Term Loan Lenders and all of the Revolving Credit Lenders (representing the entire Class of Lenders affected by this Agreement as required pursuant to Section 11.01 of the Existing Credit Agreement)(the “Affected Lenders”), and the Administrative Agent, agree to amend the Existing Credit Agreement on the terms set forth herein, and the Closing Date Term Loan Lenders are willing to increase the Closing Date Term Loan Facility available to Borrower on the terms and conditions set forth herein and in the First Amended Credit Agreement (as herein defined); and

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Defined Terms. Capitalized terms used but not defined herein shall have the meanings given to them in the Existing Credit Agreement. The rules of interpretation set forth in Section 1.02 of the Existing Credit Agreement are hereby incorporated by reference herein, mutatis mutandis. Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Existing Credit Agreement shall, after this Agreement becomes effective, refer to the Existing Credit Agreement as amended hereby. For the avoidance of doubt, from and after the Amendment No. 1 Effective Date, any references to “date hereof” or “date of this agreement” in the Existing Credit Agreement shall continue to refer to May 11, 2017.

SECTION 2. Closing Date Term Loan Facility. Subject to and upon the terms and conditions set forth herein, on the Amendment No. 1 Effective Date, the Closing Date Term Loan Lenders agree to make the Closing Date Term Loans available to Borrower in the amount of each Lender’s Closing Date Term Loan Commitment in accordance with Section 2.01(b) of the First Amended Credit Agreement.

SECTION 3. Amendments to the Credit Agreement. The Existing Credit Agreement is, effective as of the Amendment No. 1 Effective Date, hereby amended as follows (the Existing Credit Agreement, as so amended, the “First Amended Credit Agreement”):

(a) Section 1.01 of the Existing Credit Agreement is hereby amended by replacing the defined terms set forth below with the definitions set forth herein:

“Applicable Margin” means,

(a) in the case of Revolving Loans and Letters of Credit Fees, subject to the conditions below, the percentages per annum set forth below, based upon the Consolidated Funded Indebtedness to Total Asset Value Ratio as set forth in the most recent Compliance Certificate received by the Administrative Agent pursuant to Section 7.02(b):

Pricing Tier	Consolidated Funded Indebtedness to Total Asset Value Ratio	Applicable Margin for Revolving Loans or Letter of Credit Fees that are Eurodollar Rate Loans	Applicable Margin for Revolving Loans or Letter of Credit Fees that are Base Rate Loans
I	< 40.0%	1.55%	0.55%
II	> 40.0% and < 45.0%	1.60%	0.60%
III	> 45.0% and < 50.0%	1.80%	0.80%
IV	> 50.0% and < 55.0%	2.00%	1.00%
V	> 55.0% and < 60.0%	2.15%	1.15%
VI	> 60.0%	2.40%	1.40%

Any increase or decrease in the Applicable Margin for the Revolving Loans or Letter of Credit Fees resulting from a change in the Consolidated Funded Indebtedness to Total Asset Value Ratio shall become effective as of the first Business Day immediately following the date a Compliance Certificate is required to be delivered pursuant to Section 7.02(b); provided, however, that if a Compliance Certificate is not delivered when due in accordance with such

Section, then Pricing Tier VI shall apply as of the first Business Day after the date on which such Compliance Certificate was required to have been delivered and shall continue to apply until the first Business Day immediately following the date a Compliance Certificate is delivered in accordance with Section 7.02(b), whereupon the Applicable Margin shall be adjusted based upon the calculation of the Consolidated Funded Indebtedness to Total Asset Value Ratio contained in such Compliance Certificate. Notwithstanding anything in this definition to the contrary, the determination of the Applicable Margin for any period shall be subject to the provisions of Section 2.10(b).

(b) in the case of Closing Date Term Loans, subject to the conditions below, the percentages per annum set forth below, based upon the Consolidated Funded Indebtedness to Total Asset Value Ratio as set forth in the most recent Compliance Certificate received by the Administrative Agent pursuant to Section 7.02(b):

Pricing Tier	Consolidated Funded Indebtedness to Total Asset Value Ratio	Applicable Margin for Closing Date Term Loans that are Eurodollar Rate Loans	Applicable Margin for Closing Date Term Loans that are Base Rate Loans
I	< 40.0%	1.50%	0.50%
II	> 40.0% and < 45.0%	1.55%	0.55%
III	> 45.0% and < 50.0%	1.75%	0.75%
IV	> 50.0% and < 55.0%	1.95%	0.95%
V	> 55.0% and < 60.0%	2.10%	1.10%
VI	> 60.0%	2.35%	1.35%

Any increase or decrease in the Applicable Margin for the Closing Date Term Loans resulting from a change in the Consolidated Funded Indebtedness to Total Asset Value Ratio shall become effective as of the first Business Day immediately following the date a Compliance Certificate is required to be delivered pursuant to Section 7.02(b); provided, however, that if a Compliance Certificate is not delivered when due in accordance with such Section, then Pricing Tier VI shall apply as of the first Business Day after the date on which such Compliance Certificate was required to have been delivered and shall continue to apply until the first Business Day immediately following the date a Compliance Certificate is delivered in accordance with Section 7.02(b), whereupon the Applicable Margin shall be adjusted based upon the calculation of the Consolidated Funded Indebtedness to Total Asset Value Ratio contained in such Compliance Certificate. Notwithstanding anything in this definition to the contrary, the determination of the Applicable Margin for any period shall be subject to the provisions of Section 2.10(b).

(c) in the case of Tranche B Term Loans, (i) the Applicable Margin for Tranche B Term Loans that are Eurodollar Rate Loans shall be 2.25%, and (ii) the Applicable Margin for Tranche B Term Loans that are Base Rate Loans shall be 1.25%.

“Appraised Value” means, as of any date of determination, for each Borrowing Base Property existing as of such date, the most-recently obtained “as-is” appraised value (or, if greater, the “hypothetical as if stabilized” appraised value, if applicable), of such Borrowing Base Property as set forth in an appraisal in form and substance acceptable to the Administrative Agent (in its discretion) and prepared by an appraiser acceptable to the Administrative Agent (in its discretion); provided, however, that (a) the “Appraised Value” for any Borrowing Base Property which is the subject of a Substantial Casualty or Substantial Condemnation and which is being rebuilt, reconstructed and restored pursuant to the terms of Section 7.07 hereof shall, following the receipt by the Administrative Agent of any new “as completed” appraisal pursuant to Section 7.12 hereof and prior to the receipt by the Administrative Agent of a new “as-is” appraisal of such Property following the completion of the applicable rebuilding, reconstruction and restoration, equal the “as-completed” appraised value of such Borrowing Base Property, (b) if as of the Stabilization Date for any Borrowing Base Property (as specified in such appraisal for such Borrowing Base Property), the trailing twelve (12) month net operating income for such Borrowing Base Property is within five percent (5%) of the net operating income projected by such appraisal in its determination of the “as stabilized” value for such Borrowing Base Property, then the “as stabilized” value reflected in such appraisal and (c) the “Appraisal Value” for any Borrowing Base Property shall be reduced by the value of any personal property related thereto that is transferred in accordance with the terms hereof.

“Closing Date Term Loan Commitment” means, as to any Lender, the obligation of such Lender, if any, to make a Closing Date Term Loan to the Borrower pursuant to Section 2.01(b). The original aggregate principal amount of the Closing Date Term Loan Commitments of all Lenders in effect on the Closing Date Term Loan Funding Date is TWO HUNDRED MILLION DOLLARS ($200,000,000.00).

“Closing Date Term Loan Maturity Date” means May 23, 2022.

“Closing Date Term Loans” has the meaning specified in Section 2.01(b). As of the Closing Date Term Loan Funding Date, the outstanding principal amount of the Closing Date Term Loans is TWO HUNDRED MILLION DOLLARS ($200,000,000).

“First Extended Revolving Credit Maturity Date” means November 23, 2021.

“Original Revolving Credit Maturity Date” means May 23, 2021.

“Second Extended Revolving Credit Maturity Date” means May 23, 2022.

(b) Schedule 2.01 of the Existing Credit Agreement is hereby replaced with Schedule 2.01 attached hereto.

SECTION 4. Conditions to the Extension of the increased Closing Date Term Loan Facility. This Agreement shall become effective as of the first date (the “Amendment No. 1 Effective Date”, which, for the avoidance of doubt, shall be the “Closing Date Term Loan Funding Date” referenced in the Existing Credit Agreement) when each of the following conditions shall have been satisfied or waived in writing by the Administrative Agent:

(a) Representations and Warranties. The representations and warranties of the Borrower and each other Loan Party contained in Article VI of the Existing Credit Agreement or any other Loan Document, or which are contained in any document furnished at any time under or in connection herewith or therewith, shall be true and correct in all material respects (except that any representation and warranty that is qualified by materiality shall be true and correct in all respects) on and as of the Amendment No. 1 Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date, and except that for purposes of this Agreement, the representations and warranties contained in subsections (a) and (b) of Section 6.05 of the Existing Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 7.01.

(b) No Default. No Default shall exist, or would result from, the funding of the Closing Date Term Loans.

(c) Mortgage Modifications. To the extent required by the Administrative Agent, the Borrower shall have executed and delivered updated Mortgage Modifications, in form and substance reasonably satisfactory to the Administrative Agent, reflecting changes necessitated by the execution of this Agreement as an amendment to the Mortgage Instruments.

(d) Notes. The Borrower shall have executed and delivered new Notes to any Affected Lenders requesting new Notes in connection herewith.

(e) This Agreement. The Administrative Agent shall have received executed counterparts hereof that, when taken together, bear the signatures of the Loan Parties, the Guarantors, the Affected Lenders, and the Administrative Agent.

(f) Request for Credit Extension. The Administrative Agent shall have received a Request for Credit Extension with respect to the Closing Date Term Loans.

(g) Officer’s Certificates. The Administrative Agent shall have received a certificate or certificates executed by a Responsible Officer of the Borrower as of the Amendment No. 1 Effective Date, in form and substance satisfactory to the Administrative Agent, stating that (A) the applicable conditions specified herein and in Sections 5.02 of the Amended Credit Agreement have been satisfied, (B) each Loan Party is in compliance with all existing financial obligations, (C) all material governmental, shareholder and third party consents and approvals, if any, with respect to the Loan Documents executed and delivered in connection with this Agreement and the transactions contemplated thereby have been obtained (and attaching copies thereof), and (D) that no action, suit, investigation or proceeding is pending or threatened in any court or before any arbitrator or governmental instrumentality that purports to affect any Loan Party or any transaction contemplated by the Loan Documents executed and delivered in connection with this Agreement, if such action, suit, investigation or proceeding could reasonably be expected to have a Material Adverse Effect.

(h) Fees and Expenses. The Borrower shall have paid all fees required in connection with the closing of the Existing Credit Agreement and the funding of the Closing Date Term Loans and all costs and expenses (including attorneys’ costs and fees) incurred by the Administrative Agent in documenting or implementing same.

(i) Attorney Costs. The Borrower shall have paid all reasonable fees, charges and disbursements of counsel of the Administrative Agent to the extent invoiced prior to or on the Amendment No. 1 Effective Date, plus such additional amounts of such fees, charges and disbursements as shall constitute its reasonable estimate of such fees, charges and disbursements incurred or to be incurred by it through the closing proceedings (provided that such estimate shall not thereafter preclude a final settling of accounts between the Borrower and the Administrative Agent).

SECTION 5. Reaffirmation. By signing this Agreement, each Loan Party hereby confirms that this Agreement shall not effect a novation of any of the obligations of the Loan Parties under the Existing Credit Agreement, which obligations continue in full force and effect as set forth in the First Amended Credit Agreement, and each Loan Party and each Pledgor acknowledges and confirms that the obligations of the Loan Parties under the Existing Credit Agreement as modified or supplemented hereby (including with respect to the Closing Date Term Loans contemplated by this Agreement) and the Loan Parties and the Pledgors under the other Loan Documents (i) are entitled to the benefits of the guarantees, pledge of and/or grant of the security interests set forth or created in the Collateral Documents and the other Loan Documents, (ii) constitute “Obligations” and “Secured Obligations” or other similar term for purposes of the First Amended Credit Agreement, the Collateral Documents and all other Loan Documents, (iii) notwithstanding the effectiveness of the terms hereof, the Collateral Documents and the other Loan Documents are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects. Each Loan Party and each Pledgor hereby ratifies and confirms that all Liens granted, conveyed, or assigned to the Administrative Agent by such Person pursuant to any Loan Document to which it is a party remain in full force and effect, are not released or reduced, and continue to secure full payment and performance of the Obligations as increased hereby.

SECTION 6. Applicable Law; Jurisdiction; Venue.

(a) GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

(b) SUBMISSION TO JURISDICTION. THE BORROWER, EACH PLEDGOR AND EACH OTHER LOAN PARTY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION

OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AGREEMENT OR IN ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT, ANY LENDER OR THE JOINT LEAD ARRANGERS MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AGAINST THE BORROWER, ANY PLEDGOR OR ANY OTHER LOAN PARTY OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

(c) WAIVER OF VENUE. THE BORROWER, EACH PLEDGOR AND EACH OTHER LOAN PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT IN ANY COURT REFERRED TO IN PARAGRAPH (B) OF THIS SECTION. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

(d) WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

SECTION 7. Credit Agreement Governs. Except as expressly set forth herein, this Agreement shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of any Lender or the Administrative Agent under the Existing Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the First Amended Credit Agreement or any other Loan Document in similar or different circumstances.

SECTION 8. Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Delivery of any executed counterpart of a signature page of this Agreement by facsimile or electronic transmission shall be as effective as delivery of a manually executed counterpart hereof.

SECTION 9. Miscellaneous. This Agreement shall constitute an amendment of the Existing Credit Agreement. The Borrower shall pay all reasonable fees, costs and expenses of the Administrative Agent incurred in connection with the negotiation, preparation and execution of this Agreement and the transactions contemplated hereby.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the date first above written.

BORROWER AND PLEDGOR:

RHP HOTEL PROPERTIES, LP,
a Delaware limited partnership, as Borrower and as a Pledgor

By:	RHP Partner, LLC,
a Delaware limited liability company,
its general partner

	By:	/s/ Mark Fioravanti
Mark Fioravanti
Vice President

GUARANTORS AND PLEDGORS:

RYMAN HOSPITALITY PROPERTIES, INC.,
a Delaware corporation, as a Guarantor and a Pledgor

By:	/s/ Mark Fioravanti
Mark Fioravanti
President and Chief Financial Officer

RHP PROPERTY GP, LP,
a Florida limited partnership, as a Guarantor

	By:	Opryland Hospitality, LLC,
a Tennessee limited liability company
its general partner

		By:	/s/ Mark Fioravanti
Mark Fioravanti
Vice President

Signature Page – Amendment No. 1 to Fifth Amended and Restated Credit Agreement

RHP PROPERTY GT, LP,
a Delaware limited partnership, as a Guarantor

	By:	Opryland Hospitality, LLC,
a Tennessee limited liability company,
its general partner

		By:	/s/ Mark Fioravanti
Mark Fioravanti
Vice President

RHP PROPERTY NH, LLC, a Maryland limited liability company, as a Guarantor and a Pledgor

By:	/s/ Mark Fioravanti
Mark Fioravanti
Vice President

RHP PARTNER, LLC, a Delaware limited liability company, as a Guarantor and a Pledgor

By:	/s/ Mark Fioravanti
Mark Fioravanti
Vice President

Signature Page – Amendment No. 1 to Fifth Amended and Restated Credit Agreement

RHP HOTELS, LLC, a Delaware limited liability company, as a Guarantor and a Pledgor

By:	/s/ Mark Fioravanti
Mark Fioravanti
Vice President

RHP PROPERTY GT, LLC, a Delaware limited liability company, as a Guarantor and a Pledgor

By:	/s/ Mark Fioravanti
Mark Fioravanti
Vice President

OPRYLAND HOSPITALITY, LLC, a Tennessee limited liability company, as a Guarantor and a Pledgor

By:	/s/ Mark Fioravanti
Mark Fioravanti
Vice President

Signature Page – Amendment No. 1 to Fifth Amended and Restated Credit Agreement

ADMINISTRATIVE AGENT:

WELLS FARGO BANK, NATIONAL ASSOCIATION,
in its capacity as Administrative Agent

By:	/s/ Anand. J. Jobanputra
Name: Anand. J. Jobanputra
Title: Senior Vice President

Signature Page – Amendment No. 1 to Fifth Amended and Restated Credit Agreement

LENDER:

WELLS FARGO BANK, NATIONAL ASSOCIATION,
in its capacity as a Lender

By:	/s/ Anand. J. Jobanputra
Name: Anand. J. Jobanputra
Title: Senior Vice President

Signature Page – Amendment No. 1 to Fifth Amended and Restated Credit Agreement

LENDER:

BANK OF AMERICA, N.A.,
in its capacity as a Lender

By:	/s/ Alicia Casseb
Name: Alicia Casseb
Title: Vice President

Signature Page – Amendment No. 1 to Fifth Amended and Restated Credit Agreement

LENDER:

DEUTSCHE BANK AG NEW YORK BRANCH,
in its capacity as a Lender

By:	/s/ James Rolison
Name: James Rolison
Title: Managing Director

By:	/s/ Joanna Soliman
Name: Joanna Soliman
Title: Vice President

Signature Page – Amendment No. 1 to Fifth Amended and Restated Credit Agreement

LENDER:

JP MORGAN CHASE BANK, N.A.,
in its capacity as a Lender

By:	/s/ Amrish Desai
Name: Amrish Desai
Title: Vice President

Signature Page – Amendment No. 1 to Fifth Amended and Restated Credit Agreement

LENDER:

U.S. BANK NATIONAL ASSOCIATION,
in its capacity as a Lender

By:	/s/ Lori Y. Jensen
Name: Lori Y. Jensen
Title: Senior Vice President

Signature Page – Amendment No. 1 to Fifth Amended and Restated Credit Agreement

LENDER:

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK,
in its capacity as a Lender

By:	/s/ Steve Jonassen
Name: Steve Jonassen
Title: Managing Director

By:	/s/ Adam Jenner
Name: Adam Jenner
Title: Director

Signature Page – Amendment No. 1 to Fifth Amended and Restated Credit Agreement

LENDER:

THE BANK OF NOVA SCOTIA,
in its capacity as a Lender

By:	/s/ Anthony Ottavino
Name: Anthony Ottavino
Title: Director

Signature Page – Amendment No. 1 to Fifth Amended and Restated Credit Agreement

LENDER:

CAPITAL ONE, N.A.,
in its capacity as a Lender

By:	/s/ Thomas A. Kashynski
Name: Thomas A. Kashynski
Title: Senior Vice President

Signature Page – Amendment No. 1 to Fifth Amended and Restated Credit Agreement

LENDER:

TD BANK, N.A.,
in its capacity as a Lender

By:	/s/ Donald R. Mincey
Name: Donald R. Mincey
Title: SVP

Signature Page – Amendment No. 1 to Fifth Amended and Restated Credit Agreement

LENDER:

SUMITOMO MITSUI BANKING CORPORATION,
in its capacity as a Lender

By:	/s/ Hideo Notsu
Name: Hideo Notsu
Title: Managing Director

Signature Page – Amendment No. 1 to Fifth Amended and Restated Credit Agreement

LENDER:

RAYMOND JAMES BANK, N.A.,
in its capacity as a Lender

By:	/s/ Matthew Stein
Name: Matthew Stein
Title: Vice President

Signature Page – Amendment No. 1 to Fifth Amended and Restated Credit Agreement

LENDER:

MIDFIRST BANK, a federal chartered
savings association,
in its capacity as a Lender

By:	/s/ Tom L. Gray
Name: Tom L. Gray
Title: Vice President

Signature Page – Amendment No. 1 to Fifth Amended and Restated Credit Agreement

Schedule 2.01

Commitments and Applicable Percentages

Closing Date Term Loans and Revolving Loan

Lender	Closing Date Term Loan Commitment	Pro Rata Share of Closing Date Term Loans	Revolving Commitment	Pro Rata Share of Revolving Commitment
Wells Fargo Bank, National Association	$21,000,000	10.50000000%	$78,800,000	11.25714286%
Bank of America, N.A.	$21,000,000	10.50000000%	$78,800,000	11.25714286%
Deutsche Bank AG New York Branch	$21,000,000	10.50000000%	$78,800,000	11.25714286%
JPMorgan Chase Bank, N.A.	$21,000,000	10.50000000%	$78,800,000	11.25714286%
U.S. Bank National Association	$21,000,000	10.50000000%	$78,800,000	11.25714286%
Credit Agricole	$20,000,000	10.00000000%	$70,000,000	10.00000000%
The Bank of Nova Scotia	$18,000,000	9.00000000%	$63,000,000	9.00000000%
Capital One, N.A.	$16,000,000	8.00000000%	$55,000,000	7.85714286%
TD Bank, N.A.	$11,000,000	5.50000000%	$42,000,000	6.00000000%
Sumitomo Mitsui Banking Corporation	$11,000,000	5.50000000%	$42,000,000	6.00000000%
MidFirst Bank	$5,000,000	2.50000000%	$20,000,000	2.85714286%
Raymond James Bank, N.A.	$14,000,000	7.00000000%	$14,000,000	2.00000000%
Total	$200,000,000	100.00000000%	$700,000,000	100.00000000%